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                                                                    EXHIBIT 24.1

                         POWER OF ATTORNEY OF DIRECTORS

     Each of the undersigned directors of Applied Materials, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints James C. Morgan, Joseph R. Bronson, and Michael K. O'Farrell and each of them with power to act alone, his or her true and lawful attorney-in-fact, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, execute a Registration Statement or Registration Statements on Form S-8 or other appropriate form, under the Securities Act of 1933, as amended, with respect to shares of Common Stock of the Company, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file such Registration Statement and any and all amendments thereto, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorney-in-fact full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes, as he or she might do or could do in person, thereby ratifying and confirming all that said attorney-in-fact or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, we have hereunto set our hands this 7th day of December, 1999.


                                         December 7, 1999
/s/ James C. Morgan
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       James C. Morgan

/s/ Dan Maydan                           December 7, 1999
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         Dan Maydan

/s/ Michael H. Armacost                  December 7, 1999
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    Michael H. Armacost

/s/ Deborah A. Coleman                   December 7, 1999
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    Deborah A. Coleman

/s/ Herbert M. Dwight, Jr.               December 7, 1999
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   Herbert M. Dwight, Jr.

/s/ Philip V. Gerdine                    December 7, 1999
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     Philip V. Gerdine

/s/ Tsuyoshi Kawanishi                   December 7, 1999
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     Tsuyoshi Kawanishi

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/s/ Paul R. Low                          December 7, 1999
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        Paul R. Low

/s/ Alfred J. Stein                      December 7, 1999
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      Alfred J. Stein